UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/13 - 06/30/13

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

GLOBAL INCOME FUND

Semi-Annual Report

2013

JUNE 30

11 Hanover Square • New York, NY 10005

WWW.GLOBALINCOMEFUND.NET

PORTFOLIO ALLOCATION
June 30, 2013

TOP TEN		June 30, 2013
HOLDINGS

1	SSG Bolingbrook LLC
2	SSG Dolton LLC
3	SSG Merrillville LLC
4	Self Storage Group I LLC
5	Self Storage Group II LLC
6	Extra Space Storage, Inc.
7	Sovran Self Storage, Inc.
8	Public Storage
9	State Street Bank and Trust Company
Euro Time Deposit 0.01%, 7/01/13
10	Health Care REIT, Inc.

Top ten holdings comprise approximately 76% of total assets.

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Company.

TO OUR STOCKHOLDERS
August 15, 2013	Presidents Letter

Dear Fellow Stockholders:

It is a pleasure to welcome the new stockholders who have made their investment in Global Income Fund since our last report. As a reminder, the primary and fundamental objective of the Company is to provide a high level of income. The Company’s secondary, non-fundamental investment objective is capital appreciation. The Company currently pursues its investment objectives by investing in self storage facilities and shares of real estate investment trusts (“REITs”). Subject to the discretion of the Board of Directors, the Company intends to apply to the Securities and Exchange Commission (“SEC”) to deregister as an investment company and, upon deregistration, it will no longer be subject to its current fundamental investment objective or policies and will no longer be governed by the Investment Company Act of 1940, as amended.

Global Income Fund Reports Real Estate Acquisitions

Following through on shareholders’ approval to change the Company’s business from an investment company to an operating company that owns, operates, manages, acquires, develops, and redevelops professionally managed self storage facilities, Company management is pleased to report three recent self storage facility acquisitions in addition to the two property acquisitions completed during December 2012.

On June 29, 2013, the Company, through certain of its subsidiaries, acquired three self storage facilities located in Boling-brook, IL, Dolton, IL and Merrillville, IN. The state-of-the-art facilities feature a combined total of 197,245 net rentable square feet and 1,754 storage units. All facilities offer traditional, climate-controlled units and outside parking spaces. Two of the facilities offer expansion potential. To quote from our July 1, 2013 press release regarding these acquisitions: “We are very pleased to add these facilities to the Company’s portfolio and look forward to continued expansion of the Global Self Storage brand.” Additionally, as was previously announced in its August 1, 2013 press release, the Company, through a wholly-owned subsidiary, acquired a self storage facility located in Summerville, SC. The property is a 72,800 square foot, 559 unit self storage facility on 5.04 acres located on the four lane highway Old Trolley Road. The self storage facility offers traditional storage units as well as climate controlled units.

	2013 SELF STORAGE FACILITIES
	(as of July 30, 2013)
Property	Address	Number of Units	Net Rentable Square Feet	Square Foot Occupancy %
SELF STORAGE GROUP I LLC	21 Aim Boulevard Sadsburyville,PA 19369	480	49,198	87%
SELF STORAGE GROUP II LLC	2255 Buffalo Road Rochester, NY 14624	649	67,576	90%
SSG BOLINGBROOK LLC	296 North Weber Road Bolingbrook, IL 60440	597	54,250	90%
SSG DOLTON LLC	14900 Woodlawn Avenue Dolton, IL 60419	651	77,450	82%
SSG MERRILLVILLE LLC	6590 Broadway Street Merrillville, IN 46410	506	65,570	88%
SSG SUMMERVILLE I LLC	1713 Old Trolley Road Summerville, SC29485	559	72,800	64%
TOTAL		3,442	386,844	83.5%

TO OUR STOCKHOLDERS
Presidents Letter

All together, the Company currently owns six self storage facilities totaling 386,844 net rentable square feet offering 3,442 storage units. In addition to traditional and climate-controlled units, many of the facilities offer both covered and outside auto/RV/boat storage. As of July 30, 2013, the average square foot occupancy for all of the storage facilities combined was 83.5%. The storage facilities are located in the Northeast, Mid-Atlantic and Mid-West regions of the country. The Company intends to continue seeking investment opportunities in real property self storage facilities.

We have developed the brand “Global Self Storage” and are in the process of renaming and re-branding each of the Company’s self storage facilities to “Global Self Storage”. We have developed the corporate logo (as displayed on page 2) and have incorporated it on all of our on-site signage, advertising and marketing collateral materials. This branding process has included the creation and development of the www.globalselfstorage.us website, whereby prospective customers can click through and read and learn about the features of any of our self storage facilities in their various locations. Existing self storage customers may pay their storage unit rent on-line as well through www.globalselfstorage.us. We anticipate continuing development of our self storage web presence through selected internet advertising and search engine optimization work coupled with revenue management in order to maximize and realize our self storage revenue and net operating income.

Corporate Conversion Progress

As previously reported, on February 29, 2012, the Company’s stockholders voted to approve the proposal to change the Company’s business from an investment company to an operating company that owns, operates, manages, acquires, develops, and redevelops professionally managed self storage facilities and, in  connection therewith, to amend the Company’s fundamental investment restrictions to permit the Company to pursue its new business (“Business Proposal”). Insufficient shareholder votes were cast to approve the proposal to amend the Company’s Articles of Incorporation to impose certain limits and restrictions on ownership and transferability relating to the company’s capital stock in order to comply with certain federal tax requirements applicable to real estate investment trusts (“Charter Proposal”). Stockholders may be asked to consider and vote on the Charter Proposal at a meeting of stockholders to be held in the future.

Initially to effect the Business Proposal, the Company invested predominantly in publicly traded “REITs” and sold substantially all assets in its portfolio that are not “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries). Over time, the Company has divested its holdings in such REITs and acquired and operates self storage facilities. Because the Company’s assets are concentrated in Real Estate Assets, the value of the Company’s common stock may be subject to greater volatility than a company with a portfolio that is less concentrated by industry. If investments in the real estate industry or self-storage facility companies as a group fall out of favor with investors, the Company could under-perform other companies that have greater industry diversification. Until the Business Proposal is fully implemented, the Company’s Board of Directors has the power to change or modify the Business Proposal if it concludes that doing so would be in the best interests of the Company and its stockholders.

Also as previously announced, effective July 1, 2012, the Company is being internally managed by its executive officers and other employees, and portfolio management of the Company has been transferred from the Investment Policy committee of the former investment manager to me, as President of the Company. The Company’s Board of Directors approved the termination of the Company’s Investment Management Agreement with CEF Advisers, Inc. effective June 30, 2012 as well as the termination of the Company’s dividend reinvestment plan. My business experience includes serving as Chief Investment Strategist on the investment policy committees (“IPCs”) of each Bexil Advisers LLC and Midas Management Corporation, registered investment advisers and affiliates of the Company. The IPCs are responsible for portfolio management of over $125 million in net assets.

		2012 Self Storage Occupancy and Asking Rents by Region
	Occupancy		Asking Rental Rates
	Basis Points Change	Percentage	Percent Change	Price Per Square Foot
East	+350	85.0%	+5.0%	$1.02
Midwest	+140	86.0%	+3.1%	$0.77
South	+250	83.4%	+2.1%	$0.81
West	+210	83.2%	-3.4%	$1.04

Source: “Self-Storage Real Estate and Performance Trends 2012-2013: Occupancy, Rates and sales” by Michael Hoffman, first vice president and national director of the Marcus & Millichap Real Estate Investment Services National Self-Storage Group. Posted on January 30, 2013 by Inside Self Storage magazine.

TO OUR STOCKHOLDERS
Presidents Letter

Risk Factors

Stockholders should note that there are a number of risks related to the Company’s business during the implementation and following the consummation of the Business Proposal. These include risks related to the operating performance of the Company’s self storage facilities and risks associated with the Company’s investments in the real estate industry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT.

The foregoing is qualified by reference to a more complete statement of applicable risks contained on page 20 of this report under “Risk Factors” and in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available at http://www.GlobalIncomeFund.net/proxy-statement. html and upon request by contacting the Company.

Economic and Market Report

The Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) issued a statement recently that economic activity in the United States has been expanding at a moderate pace. According to the FOMC, improvement has appeared in labor market conditions, household and business spending, and the housing sector. Yet, the FOMC also perceives the unemployment rate as elevated and fiscal policy as restraining economic growth. Positive for the U.S. economy would be the change in real GDP now projected by the Fed’s board members and bank presidents in the 3.0-3.5% range for 2014, in contrast to the 2.3-2.6% range for 2013. Meanwhile, the global economy continues to disappoint and the World Bank recently reduced its global growth forecast to 2.2% for 2013, down from its prior forecast of 2.4%. The recession in Europe has been particularly challenging and the European Central Bank recently forecasted that the eurozone economy will contract by 0.6% in 2013.

In what would appear to be positive for financial markets, however, the Fed has indicated that it will keep the funds rate between 0 and 0.25% “at least as long” as the unemployment rate is above 6.5% and inflation one to two years out is projected to remain below 2.5%. Interestingly, the FOMC anticipates that inflation over the medium term likely will run at or below 2%. Financial markets seemed to falter, however, when the FOMC recently qualified its decision to purchase additional agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month.

Through the first six months of 2013, REIT securities generally continued to perform well. The FTSE NAREIT All Equity REIT index posted a 5.84% total return. For comparison, in the same period, the S&P 500 Index total return with dividends reinvested into the index was 13.82% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 1.46%, according to Morningstar. The Self Storage REIT sector delivered a 9.30% total return during the first six months of 2013 following a total return of 19.94% in 2012 and a total return of 35.22% in 2011. As has been reported here before, this strong investment performance of the public self storage REIT sector has brought much attention to the self storage industry.

The self storage industry continues to enjoy positive trends operationally as well. Demand for self storage space was sustained by the aforementioned improving job and recovering housing markets. The industry experienced generally higher occupancies which led to higher asking rental rates in many markets. Rental rate discounting (“$1 Move-In”, “First Month Free”) was widely reported to be reduced due to higher occupancies. Finally, there continued to be a low number of newly developed self storage properties available, further bolstering demand for existing self storage space by storage customers. This rise in demand, coupled with limited new construction, should continue to support positive absorption across all markets.

The strong multi-year investment returns delivered by the public self storage REITs have brought investor attention to this corner of the REIT universe. The positive operational trends described above combined with continued low interest rates have led new investors into the self storage real property market as well. Capitalization rates have compressed for high-quality class A institutional size properties traditionally in demand by the REITs and private equity groups. This phenomenon of many players seeking and bidding up relatively few available class A assets have sent yield-seeking investors down the quality scale to capture higher returns in stabilized assets in one-off markets and class B and C assets located in secondary and tertiary cities. We expect these trends to continue through 2013.

TO OUR STOCKHOLDERS
Presidents Letter

Portfolio Investment Strategy

In view of these encouraging economic conditions, the Fund’s strategy in the first half of 2013 was to invest in self storage facilities and large, quality companies in the REIT universe. The Company’s current strategy has resulted in a total return for the first six months of 2013 based on net asset value of 5.35% and a total return based on market value of 10.73%. During 2013, distributions paid totaled $0.13 per share. As of June 30, 2013, the Company’s net asset value per share was $4.84 and its share closing market price was $3.96. While investment return and value will vary and shares of the Company may subsequently be worth more or less than original cost, this represents an opportunity for investors to purchase the Company’s shares at a discount to their underlying market value.

Distribution Policy and Tax Treatment

Under the current managed distribution policy, distributions of approximately 5% of the Company’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. During the first six months of 2013, distributions paid totaled $0.13 per share. The majority of these distributions is estimated to be comprised of net capital gains. The estimated components of each quarterly distribution which may include a potential return of capital are provided to stockholders of record in a notice accompanying the distributions. The Company currently has the intention of qualifying for treatment as a REIT for federal tax purposes in fiscal year 2013.

The Company’s website, www.GlobalIncomeFund.net, provides investors with investment information, news, and other material regarding the Company.

As always, we are grateful to the Company’s long standing stockholders for their continuing support.

Sincerely,

Mark C. Winmill
President

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

Shares		Cost	Value
	COMMON STOCKS (28.37%)
	Real Estate Investment Trusts (28.37%)
	Diversified (2.41%)
	United Kingdom (0.49%)
19,900	British Land Company plc ADR (a)	$151,441	$174,324

	United States (1.92%)
4,500	Public Storage (b)	616,985	689,985

	Total Diversified	768,426	864,309

	Healthcare Facilities (3.60%)
	United States (3.60%)
6,000	HCP, Inc.	241,206	272,640
10,000	Health Care REIT, Inc. (b)	522,313	670,300
5,000	Ventas, Inc.	306,105	347,300
		1,069,624	1,290,240
	Industrial (8.17%)
	United States (8.17%)
40,000	CubeSmart (b)	482,757	639,200
22,000	Extra Space Storage, Inc. (b)	629,423	922,460
14,000	ProLogis, Inc. (b)	478,205	528,080
13,000	Sovran Self Storage, Inc. (b)	687,788	842,270
		2,278,173	2,932,010
	Mortgage Investment (1.56%)
	United States (1.56%)
30,000	Newcastle Investment Corp.	103,992	156,900
60,000	New Residential Investment Corp.	235,692	404,400
		339,684	561,300
	Office (2.51%)
	United States (2.51%)
3,000	Boston Properties Inc.	314,572	316,410
11,000	Kilroy Realty Corp. (b)	488,622	583,110
		803,194	899,520
	Retail (10.12%)
	Australia (0.48%)
8,200	Westfield Group ADR (a)	151,352	171,708

	United States (9.64%)
27,000	CBL & Associates Properties, Inc. (b)	496,814	578,340
5,000	Federal Realty Investment Trust	484,030	518,400
15,000	General Growth Properties, Inc.	247,912	298,050
27,000	Kimco Realty Corp. (b)	487,296	578,610
5,000	Regency Centers Corp.	217,248	254,050
3,500	Simon Property Group, Inc. (b)	507,376	552,720
7,000	Taubman Centers, Inc. (b)	508,512	526,050
5,000	Weingarten Realty Investors	131,660	153,850
		3,080,848	3,460,070
	Total Retail	3,232,200	3,631,778

	Total common stocks	8,491,301	10,179,157

See notes to financial statements

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

Shares		Cost	Value
	PREFERRED STOCKS (4.31%)
	Real Estate Investment Trusts (4.31%)
	Industrial (1.09%)
	United States (1.09%)
15,000	CubeSmart 7.75%, Series A	$389,806	$389,100

	Office (1.04%)
	United States (1.04%)
15,000	Duke Realty Corp. 6.50%, Series K	373,312	374,400

	Retail (2.18%)
	United States (2.18%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	380,662	396,600
15,000	Realty Income Corp., 6.625%, Series F	396,285	386,250
		776,947	782,850
	Total preferred stocks	1,540,065	1,546,350

Principal	SHORT-TERM INVESTMENT (1.88%)
Amount	United States (1.88%)
$674,425	State Street Bank and Trust Company Euro Time Deposit 0.01%, 7/01/13	674,425	674,425

Member	REAL ESTATE OWNED (65.15%)
Equity	Self Storage Facilities (65.15%)
Interest	United States (65.15%)
100%	Self Storage Group I LLC (11.15%) (c) (d)	4,000,000	4,000,000
100%	Self Storage Group II LLC (10.45%) (c) (d)	3,750,000	3,750,000
100%	SSG Bolingbrook LLC (15.89%) (c) (d)	5,700,000	5,700,000
100%	SSG Dolton LLC ( 14.21%) (c) (d)	5,100,000	5,100,000
100%	SSG Merrillville LLC (13.45%) (c) (d)	4,825,000	4,825,000

	Total real estate owned	23,375,000	23,375,000

	Total investments (99.71%)	$34,080,791	35,774,932

	Other assets in excess of liabilities (0.29%)		103,354

	Net assets (100.00%)		$35,878,286

(a)	The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(b)	All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of June 30, 2013, the value of securities pledged as collateral was $3,703,355.
(c)	Controlled affiliate.
(d)	Illiquid and/or restricted security that has been fair valued.

ADR           American Depositary Receipt
LLC             Limited Liability Company REIT Real Estate Investment Trust
REIT           Real Estate Investment Trust
plc               Public limited company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

Assets	June 30, 2013
Investments, at value
Wholly-owned subsidiaries (cost $23,375,000)	$23,375,000
Unaffiliated issuers (cost $10,765,845)	12,399,932

35,774,932
Due from subsidiaries	81,109
Dividends receivable	54,371
Other assets	53,727

Total assets	35,964,139

Liabilities
Accounts payable and accrued expenses	69,609
Due to affiliates	16,244

Total liabilities	85,853

Net Assets	$35,878,286

Net Asset Value Per Share
(applicable to 7,416,766 shares outstanding:
20,000,000 shares of $.01 par value authorized)	$4.84

Net Assets Consist of
Paid in capital	$32,232,494
Accumulated net investment loss	(46,016)
Accumulated net realized gain	1,997,667
Net unrealized depreciation on investments and foreign currencies	1,694,141

$35,878,286

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2013
Investment Income
Dividends	$416,210
Interest	241
Foreign tax withholding	(853)

Total investment income	415,598

Expenses
Compensation and benefits	263,570
Legal	57,900
Occupancy and other office expenses	44,387
Stockholder communications	24,723
Bookkeeping and pricing	23,870
Directors	23,780
Auditing	11,765
Other	11,619

Total expenses	461,614

Net investment loss	(46,016)

Realized and Unrealized Gain (Loss)
Net realized gain on investments in unaffilated issuers	1,997,667
Net unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(338,852)
Wholly-owned subsidiaries	75,000

Net realized and unrealized gain	1,733,815

Net increase in net assets resulting from operations	$1,687,799

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(46,016)	$91,026
Net realized gain	1,997,667	1,743,348
Unrealized appreciation (depreciation)	(263,852)	2,701,378

Net increase in net assets resulting from operations	1,687,799	4,535,752

Distributions to Stockholders
Net investment income	-	(160,952)
Net realized gains	(964,180)	(3,324,877)
Return of capital	-	-

Total distributions	(964,180)	(3,485,829)

Capital Stock Transactions
Reinvestment of distributions to stockholders	-	3,163

Total increase in net assets	723,619	1,053,086

Net Assets
Beginning of period	35,154,667	34,101,581

End of period	$35,878,286	$35,154,667

End of period net assets include undistributed net investment income (loss)	$(46,016)	$-

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	June 30, 2013 (unaudited)
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Global Income Fund, Inc., (the “Company”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed end management investment company. The Company is internally managed by its officers under the direction of its Board of Directors. Its shares are quoted over the counter under the ticker symbol GIFD.

On February 29, 2012, stockholders voted to approve a proposal to change the Company’s business from an investment company investing primarily in closed end funds that invest significantly in income producing securities and a global portfolio of investment grade fixed income securities to an operating company that owns, operates, manages, acquires, develops and redevelops professionally managed self storage facilities (the “Business Proposal”). In connection therewith, the Company has amended its fundamental investment restrictions to permit it to pursue its new business. The Company may invest in publicly traded real estate investment trust (“REIT”) securities and “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries) as well as acquiring and operating self storage facilities. The Company currently intends to pursue its new business with the intention of qualifying for treatment as a REIT for federal tax purposes in the fiscal 2013 tax year.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain of the securities in which the Company may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which market quotations are not readily available or reliable including investments in wholly-owned subsidiaries and other assets may be valued as determined in good faith by the Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures established or approved by the Company’s Board of Directors, called fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments. Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Company as an unrealized gain or loss. When a contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Company could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Company may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Stockholders in the Company bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Company’s expenses. Expenses incurred by the Company that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in the Company’s total returns.

NOTES TO FINANCIAL STATEMENTS	(unaudited ) continued
Financial Statements

Investments in Real Estate Investment Trusts – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Real Estate Owned - Self Storage Facilities – The Company owns, operates, manages, acquires, develops and redevelops professionally managed self storage facilities through wholly-owned subsidiaries.

Short Sales – The Company may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Company is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Company’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as practicable after the Company is notified. Taxes withheld on income from foreign securities have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Company to have been incurred solely by the Company are bourne by the Company. Expenses deemed by the Company to have been incurred jointly by the Company and one or more of the investment companies for which its affiliates serve as investment manager or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Company.

Expense Reduction Arrangement – Through arrangements with the Company’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Company during the periods covered by this report.

Distributions to Stockholders – Distributions to stockholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Company is a regulated investment company and the Company’s current intention is to seek to qualify as a real estate investment trust under the Internal Revenue Code (the “IRC”) for 2013 and to distribute to its stockholders substantially all of its taxable income and net realized gains. Foreign securities held by the Company may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Company invests. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2010 – 2012), or expected to be taken in the Company’s 2013 tax returns.

2.  RELATED PARTIES  Certain officers and directors of the Company also serve as officers and directors of Winmill & Co. Incorporated (“Winco”), Bexil Corporation, Tuxis Corporation, and their affiliates (collectively with the Company, the “Affiliates”). Certain officers and directors of the Company are officers and directors of the Affiliates. Pursuant to an arrangement between a professional employer organization (“PEO”) and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations under the IRC and, in connection therewith, Midas Management Corporation (“MMC”), a subsidiary of Winco, acts as a conduit payer of compensation and benefits to the Affiliates’ employees including those who are concurrently employed by the Company and its Affiliates. Rent expense of concurrently used office space and overhead expenses for various concurrently used administrative and support functions incurred by the Affiliates are allocated at cost among them. The Affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the IRC. The aggregate compensation accrued and paid by the Company for the six months ended June 30, 2013 was $263,570. The aggregate rent and overhead accrued and paid by the Company for the six months ended June 30, 2013 was $27,348. As of June 30, 2013, the Company had reimbursements payable to MMC and Winco for compensation and benefits and rent and overhead of $11,351 and $4,893, respectively.

NOTES TO FINANCIAL STATEMENTS	(unaudited ) continued
Financial Statements

As of June 30, 2013 the Company had an aggregate receivable from its wholly-owned subsidiaries of $81,109, consisting of expenses incurred in connection with the acquisition of self storage properties.

3.  DISTRIBUTIONS TO STOCKHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid to stockholders during 2013 and 2012, respectively, were as follows:

	Six Months Ended June30, 2013	Year Ended Dec. 31, 2012
Ordinary income	$-	$160,952
Net realized gain	964,180	3,324,877
Return of capital	-	-
	$964,180	$3,485,829

The classification of distributions paid during the six months ended June 30, 2013 for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2013.

As of December 31, 2012, the component of distributable earnings on a tax basis was as follows:

Unrealized appreciation on investments and foreign currencies	$1,957,993

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•
Level 2 –  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the VC under the direction of and pursuant to procedures established by the Company’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	(unaudited ) continued
Financial Statements

Real estate assets – Real estate assets, including self storage facilities held indirectly through one or more wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company’s Board of Directors. Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party and additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Company’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
COMMON STOCKS
Real Estate Investment Trusts
Diversified
United Kingdom	$174,324	$-	$-	$174,324
United States	689,985	-	-	689,985
Healthcare Facilities
United States	1,290,240	-	-	1,290,240
Industrial
United States	2,932,010	-	-	2,932,010
Mortgage Investment
United States	561,300	-	-	561,300
Office United States	899,520	-	-	899,520
Retail Australia	171,708	-	-	171,708
United States	3,460,070	-	-	3,460,070
PREFERRED STOCKS
Real Estate Investment Trusts
Industrial
United States	389,100	-	-	389,100
Office United States	374,400	-	-	374,400
Retail United States	782,850	-	-	782,850
SHORT TERM INVESTMENTS
United States	-	674,425	-	674,425
REAL ESTATE OWNED
United States	-	-	23,375,000	23,375,000
Total investments, at value	$11,725,507	$674,425	$23,375,000	$35,774,932

There were no securities transferred from level 1 at December 31, 2012 to level 2 at June 30, 2013. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The following is a reconciliation of assets for which significant unobservable inputs were used to determine fair value:

Real Estate Owned
Balance at December 31, 2012	$7,425,000
Purchases	15,875,000
Sales	-
Transfers in to (out of) level 3	-
Change in unrealized depreciation	75,000
Balance at June 30, 2013	$23,375,000
Net change in unrealized depreciation attributable to assets still held as level 3 at June 30, 2013	$-

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing investments categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Company’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the investment; the existence of any contractual restrictions on the investment’s disposition; the price and extent of public trading in similar investments of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the investment is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher value measurement. The pricing of all fair value holdings is reported to the Company’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of June 30, 2013:

REAL ESTATE OWNED MEMBER EQUITY INTEREST	Fair Value June 30, 2013	Valuation Technique	Unobservable Input	Amount
Self Storage Facilities	$ 23,375,000	Assessment of comparable recent acquisitions, analysis of operating results	Discount rate for lack of marketability	0%

5.  INVESTMENT IN SELF STORAGE FACILITIES A summary of the Company’s holdings in self storage facilities is set forth below:

	Beginning Equity Interest Percentage	Membership Equity		Ending Equity Interest Percentage	Dividend Income	Value June 30, 2013
		Gross Additions	Gross Reductions
Self Storage Group I LLC	100%	$250,000	$ -	100%	$ -	$4,000,000
Self Storage Group II LLC	100%	$250,000	$ -	100%	$ -	$3,750,000
SSG Bolingbrook LLC	0%	$5,700,000	$ -	100%	$ -	$5,700,000
SSG Dolton LLC	0%	$5,100,000	$ -	100%	$ -	$5,100,000
SSG Merrillville LLC	0%	$4,825,000	$ -	100%	$ -	$4,825,000

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The Company’s investment holdings of its wholly-owned subsidiaries have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. These investment holdings have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted investment holdings owned at June 30, 2013, were as follows:

	Acquisition Date	Cost	Value
Self Storage Group I LLC	12/24/12	$4,000,000	$4,000,000
Self Storage Group II LLC	12/5/12	3,750,000	3,750,000
SSG Bolingbrook LLC	6/27/13	5,700,000	5,700,000
SSG Dolton LLC	6/27/13	5,100,000	5,100,000
SSG Merrillville LLC	6/27/13	4,825,000	4,825,000
Total		$23,375,000	$23,375,000
Percent of net assets		65.15%	65.15%

6.  INVESTMENT TRANSACTIONS Purchases and proceeds of investments, excluding short term investments, were $16,031,448 and $18,457,452, respectively, for the six months ended June 30, 2013. As of June 30, 2013, for federal income tax purposes, the aggregate cost of investments was $34,080,791 and net unrealized appreciation was $1,694,141, comprised of gross unrealized appreciation of $1,704,882 and gross unrealized depreciation of $10,741.

7.  BORROWING AND SECURITIES LENDING  The Company has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Company to adjust its credit facility amount up to $20,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Company that are held with the Company’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Company adjusts the facility amount each day to equal borrowing drawn that day, the 0.50% annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. The outstanding loan balance and the value of eligible collateral investments as of June 30, 2013 were $0 and $3,703,355, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA for the six months ended June 30, 2013 were 1.16% and $87,332, respectively. The maximum outstanding balance during the six months ended June 30, 2013 was $600,019.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Company to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Company and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Company may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Company. BNP must remit payment to the Company equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Company to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Company’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Company’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Company will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Company can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Company’s custodian no later than three business days after such request. If the Company recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Company’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Company shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Company earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. As of and for the six months ended June 30, 2013, there were no Lent Securities.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

8.  INVESTMENT AND SECURITIES RISK

Foreign securities risk. Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Non-diversified fund risk. The Company is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. Equity securities risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Concentration risk. The Company’s assets are concentrated in investments in the real estate industry and, as a result, the value of the Company’s common stock may be subject to greater volatility than an investment company with a portfolio that is less concentrated by industry. If the securities of the real estate industry or self storage facility companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification. A more concentrated portfolio may cause the Company’s net asset value to be more volatile and thus may subject stockholders to more risk. As of June 30, 2013, the Company held approximately 65% of its assets in self storage facilities. Thus, the volatility of the Company’s net asset value, and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

REIT risk. The Company’s investments in securities of real estate companies involve risks. The REITs in which the Company invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

9. CAPITAL STOCK The Company is authorized to issue 20,000,000 shares of $0.01 par value common stock. There were no transactions in common stock for the six months ended June 30, 2013. For the year ended December 31, 2012, the Company issued 783 shares of common stock and increased paid in capital $3,163 in connection with shares issued in reinvestment of distributions.

As of June 30, 2013, an affiliate of the Company owned approximately 2% of its outstanding common stock.

10. STOCKHOLDER RIGHTS PLAN  On April 12, 2013, the Company’s Board of Directors adopted a stockholder rights plan (the “Plan”) dated April 12, 2013. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on April 12, 2013. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and expire on August 9, 2013 unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed. Subject to certain exceptions in the rights agreement, the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 20% or more of the outstanding shares of the Company’s common stock. In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 18% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 18% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 20% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

11.  SHARE REPURCHASE PROGRAM  In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Fund did not repurchase any of its shares during the six months ended June 30, 2013 and the year ended December 31, 2012.

12.  COMMITMENTS AND CONTINGENCIES  The Company indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Company. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Company under circumstances that have not occurred. The Company leases an automobile under a lease expiring on February 24, 2014. The future minimum lease payments under the lease are $8,460 and $1,410 for the years ending December 31, 2013 and 2014, respectively.

13.  OTHER INFORMATION  The Company may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Company.

14.  SUBSEQUENT EVENTS  The Company has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements. However, the following are details relating to subsequent events that occurred since June 30, 2013.

On August 9, 2013, the Company’s Board of Directors adopted a shareholder rights plan (the “Plan”) dated August 9, 2013. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to shareholders of record at the close of business on August 9, 2013. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire on December 6, 2013 unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed. Subject to certain exceptions in the rights agreement, the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 20% or more of the outstanding shares of the Company’s common stock. In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 18% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 18% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 20% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void.

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

		Year Ended December 31,
	Six Months Ended June 30, 2013	2012	2011	2010	2009	2008
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$4.74	$4.60	$5.00	$4.43	$3.64	$4.60

Income from investment operations:
Net investment income (1)	(.01)	.01	.19	.20	.21	.19
Net realized and unrealized gain (loss) on investments	.24	.60	(.33)	.59	.82	(.91)
Total income from investment operations	.23	.61	(.14)	.79	1.03	(.72)

Less distributions:
Net investment income	-	(.02)	(.26)	(.22)	(.24)	(.24)
Net realized gains	(.13)	(.45)	-	-	-	-
Return of capital	-	-	-	-	-	-
Total distributions	(.13)	(.47)	(.26)	(.22)	(.24)	(.24)

Net asset value, end of period	$4.84	$4.74	$4.60	$5.00	$4.43	$3.64

Market value, end of period	$3.96	$3.69	$3.78	$4.17	$3.65	$2.70

Total Return (2)
Based on net asset value	5.35%	16.22%	(1.86)%	19.60%	31.03%	(14.94)%

Based on market price	10.73%	10.10%	(3.30)%	21.07%	45.55%	(25.58)%

Ratios/Supplemental Data (3)
Net assets at end of period (000s omitted)	$35,878	$35,155	$34,102	$37,071	$32,813	$26,979

Ratio of total expenses to average net assets	2.51%*	2.60%	2.31%	2.00%	1.62%	1.68%
Ratio of net expenses excluding loan interest and fees to average net assets	2.51%*	2.60%	2.30%	1.96%	1.56%	1.66%
Ratio of net investment income to average net assets	(0.25)%*	0.25%	4.31%	4.33%	5.23%	4.31%

Portfolio turnover rate	44%	115%	22%	55%	48%	21%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.
(2)	Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Company’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.
(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Company invests.
*	Annualized

See notes to financial statements.

POLICIES AND RISKS	(Unaudited)
Additional Information

Investment Objectives And Policies

The Company’s primary investment objective of providing a high level of income is fundamental and may not be changed with stockholder approval.  The Company is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without stockholder approval.  The Company’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without stockholder approval. Notice to stockholders of any change in the Company’s secondary investment objective will be provided as required by applicable law.

Risk Factors

Stockholders should note that there are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal. Additionally, there are risks related to the operating performance of the Company’s self storage facilities and the Company’s performance will be subject to risks associated with the real estate industry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT. The summary of risk factors below is qualified by reference to a more complete statement of applicable risks contained in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available http:// www.GlobalIncomeFund.net/proxy-statement.html and upon request by contacting the Company.

There are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal and they should be noted:

•	The Company is pursuing a business in which it has no operating history.

•	The Company’s investments are subject to concentration risk.

•	The Company’s performance is subject to risks associated with operation of self storage facilities.

The following factors, among others, may adversely affect the operating performance of the Company’s self storage facilities:

•	Perceptions by prospective tenants of the Company’s self storage properties of the safety, convenience, and attractiveness of such properties and the areas in which they are located. Company’s

•	A general decline in rental rates or an increase in tenant defaults.

•	Vacancies or inability to rent storage space on favorable terms.

•	Increases in operating costs.

•	Actual or perceived oversupply or declining demand of self storage in a particular area.

•	Difficulties in hiring, training and maintaining skilled field personnel.

•	Competition from other self storage facilities which may adversely impact the markets in which the Company invests and in which the Company’s self storage companies operate.

The Company’s performance may be subject to risks associated with the real estate industry. Some of these risks include:

•	The Company expects to invest in a limited number of self storage facilities.

•	Prevailing economic conditions may adversely affect the Company’s business, financial condition and results of operations.

•	The Company may be unable to complete acquisitions that would grow its business.

•	The inability to achieve satisfactory completion of due diligence investigations and other customary closing conditions.

•	The consideration paid for properties may exceed their value.

•	The Company may acquire properties subject to liabilities.

•	The Company’s investments in development and redevelopment projects may not yield anticipated returns.

•	The Company may not complete development projects on schedule or within projected budgeted amounts.

•	The Company may encounter delays or refusals in obtaining all necessary zoning, land use, building, occupancy and other required governmental permits and authorizations.

•	The Company may be unable to increase occupancy at a newly acquired property as quickly as expected or at all.

•	The Company may be unable to obtain financing for these projects on favorable terms or at all.

•	The Company may fail to successfully integrate and operate acquired properties.

•	Regulatory compliance costs will reduce the Company’s income.

•	The Company may incur liability from tenant and employment- related claims and litigation.

•	Uninsured losses or losses in excess of the Company’s insurance coverage could adversely affect its financial condition and cash flow.

•	Perceptions of the self storage industry.

•	The Company’s investments will be relatively illiquid.

•	For a time, the Company’s performance will be subject to the risks of investment in publicly traded REITs.

•	Delays in acquisitions of self storage facilities may adversely affect your investment.

POLICIES AND RISKS	(Unaudited)
Additional Information

—	The Company may be unable to maintain its current level of distributions or increase distributions over time.

There are risks related to the Company’s organization and structure:

—	Management has no prior experience operating a REIT.

—	The Board may revoke the Company’s REIT election at any time.

—	The Company’s business could be harmed if key personnel with business experience in the self storage industry terminate their employment with the Company.

—	There may be conflicts of interest resulting from the relationships among the Company and its affiliates and other related parties.

—	The Company may sell its common stock at a price below book value without stockholder approval.

—
If the Company deregisters under the Investment Company Act of 1940, as amended, and does not reclassify its Board and list its common stock on NASDAQ, it may adversely affect the Company’s reporting obligations to stockholders.

—	Certain provisions of Maryland law and the Company’s Charter and By-laws may prevent changes in control or otherwise discourage takeover attempts that may be beneficial to stockholders.

There are risks related to the Company’s tax status as a REIT:

—    Even if the Company qualifies for federal tax treatment as a REIT, it may face tax liabilities that will reduce its cash flow.

—    Complying with the REIT Requirements may cause the Company to forego, or to liquidate, otherwise attractive opportunities.

—    Failure to qualify for treatment as a REIT may have adverse tax consequences.

—
The Company’s REIT taxable income may exceed its cash flow for a year, which could necessitate its borrowing funds and/or subject it to tax, thus reducing the cash available for distribution to its stockholders.

—    Distributions or gain on sale of shares may be treated as unrelated business taxable income to tax-exempt investors.

—    Dividends payable by the Company will not qualify for the reduced tax rates available for “qualified dividend income.”

—    REIT restrictions on ownership of shares may delay or prevent its acquisition by a third party.

—    The Company may be subject to adverse legislative or regulatory tax changes.

Proxy Voting

The Company’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Company collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Company’s website at www.GlobalIncomeFund.net.

Quarterly Schedule Of Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company makes the Forms N-Q available on its website at www.GlobalIncomeFund.net.

Managed Distributions

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Company is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Company and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Company’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Company is required to indicate the source of each distribution to stockholders. The Company estimates that distributions for the period commencing January 1, 2013, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Company normally sends stockholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

DIVIDENDS	(Unaudited)
Additional Information

HISTORICAL DISTRIBUTION SUMMARY
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
6 Months ended June 30, 2013 *	$0.000	$0.000	$0.130	$0.130
2012	$0.020	$0.000	$0.450	$0.470
2011	$0.260	$0.000	$0.000	$0.260
2010	$0.220	$0.000	$0.000	$0.220
2009	$0.235	$0.000	$0.000	$0.235
2008	$0.240	$0.000	$0.000	$0.240
2007	$0.170	$0.050	$0.000	$0.220
2006	$0.130	$0.150	$0.000	$0.280
2005	$0.200	$0.080	$0.000	$0.280
2004	$0.245	$0.090	$0.000	$0.335
2003	$0.220	$0.140	$0.000	$0.360
2002	$0.280	$0.220	$0.000	$0.500
2001	$0.360	$0.200	$0.000	$0.560
2000	$0.420	$0.160	$0.000	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.000	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.000	$0.680
From June 29, 1998 to November 30, 1998	$0.520	$0.320	$0.000	$0.840

*The classification of these distributions for federal income tax purposes will be determined after the Company’s fiscal year ending December 31, 2013. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized among investment income, return of capital, and capital gains for tax purposes after year end 2013, although the exact amount is not estimable at June 30, 2013.

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT JUNE 30, 2013
Market Price per Share	$3.96
Net Asset Value per Share	$4.84
Market Price Discount to Net Asset Value	18.2%
Ticker Symbol	GIFD
CUSIP Number	37934Y108

2013 QUARTERLY DISTRIBUTION DATES
Declaration	Record	Payment
March 1	March 15	March 28
June 3	June 17	June 28
September 3	September 17	September 30
December 2	December 16	December 30

COMPANY INFORMATION
Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
 www.amstock.com
1-800-278-4353

GLOBALINCOMEFUND.NET
Visit us on the web at www.GlobalIncomeFund.net. The site provides information about the Company, including market performance, net asset value, dividends, press releases, and stockholder reports. For further information, please email us at info@GlobalIncomeFund.net.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Company invests, ma ket discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

Company Information - This report, including the financial statements herein, is transmitted to the stockholders of the Company for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Company may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Company, although nothing herein shall be considered a commitment to purchase such shares.

GLOBAL INCOME FUND

Ticker: **GIFD**

GIFD - SAR - 6/13 Printed on recycled paper

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

September 9, 2013	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Global Income Fund, Inc.

September 9, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.

September 9, 2013	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Global Income Fund, Inc.

September 9, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer